UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet as of December 31, 2012 combines the historical consolidated balance sheet of Selway Capital Acquisition Corporation (the "Company" or "SCAC") as of December 31, 2012, and the balance sheet of Healthcare Corporation of America and Subsidiaries ("HCCA") as of December 31, 2012, under the acquisition method of accounting, giving effect of the exchange of shares between the Company and HCCA. SCAC shall be the surviving, publicly-traded legal entity. However, HCCA shall be treated as the accounting acquirer in this transaction due to the following factors:

1)	HCCA’s management pre-closing shall be the same as the management post-closing

2)	The board of directors pre-closing shall still represent the majority of directors post closing, with one new director being added for SCAC

3)	The majority of shares post-closing shall still be owned by HCCA shareholders, who shall represent 58% of SCAC shares outstanding, if all shares subject to conversion in our post-closing tender offer, actually convert to Series C (non-redeemable) common shares, and 64% of SCAC shares outstanding if all shares subject to conversion do not convert to Series C shares and just opt to receive their pro rata cash in trust at the time of the post-closing tender offer. Estimates of HCCA’s ownership do not include shares underlying warrants held by public investors and the SCAC sponsors or the restricted shares held by management. However, HCCA shareholders would still have 48% of SCAC shares post-closing when including warrants and restricted shares and assuming all Series A shares convert to Series C shares, and 51% of SCAC shares post-closing if all shares subject to conversion do not convert to Series C shares and just opt to receive their pro rata cash in trust at the time of the post-closing tender offer

The unaudited pro forma condensed combined financial information is for illustrative purposes only and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HCCA,” and the consolidated financial statements of HCCA and the related notes thereto included elsewhere in this Form 8-K. The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the business combination, are factually supportable and are expected to have a continuing impact on the combined company’s results. The unaudited pro forma condensed combined financial statements do not purport to represent what the results of operations or financial condition of the combined company would actually have been had the business combination in fact occurred as of such date or to project the combined company’s results of operations for any future period or as of any future date.

At the closing of the business combination, all the outstanding shares of HCCA common stock were exchanged for, 5,200,000 shares of SCAC Series C common stock. Interest free sellers’ notes were issued with an aggregate face value of $7,500,000 and these shall be paid from 75% of 25% of the combined company’s free cash above $2 million, measured annually. The management team shall receive 1,500,000 restricted shares of SCAC over the three years following the transaction, as well as interest free management notes, which in aggregate total $2,500,000, and which shall also be paid from 25% of 25% of free cash flow above $2,000,000 measured annually. HCCA shareholders and management shall have the right to receive, Earnout Payment Shares, which shall be issued as follows: (i) 1,400,000 shares if the combined company achieves consolidated gross revenue of $150,000,000 for the twelve months ended March 31, 2014 or June 30, 2014; and (ii) 1,400,000 shares if the combined company achieves consolidated gross revenue of $300,000,000 for the twelve months ended March 31, 2015 or June 30, 2015. In the event the combined company does not achieve the first earnout threshold, but does achieve the second earnout threshold, then all of the Earnout Payment Shares shall be issued. If the combined company consolidates, merges or transfers substantially all of its assets prior to June 30, 2015 at a valuation of at least $15.00 per share, then all of the Earnout Payment Shares not previously paid out shall be issued immediately prior to such transaction.

 Advisory Securities

Pursuant to an agreement dated March 4, 2013 and in consideration for certain advisory services rendered, Chardan Capital Markets, LLC, an underwriter in Selway’s initial public offering, received 5% of the total amount of each of the Closing Payment shares and notes, Management Incentive Shares and Notes, and Earnout Payment Shares issued in connection with the merger. Each of the securities issued to Chardan are identical to the respective securities issued in the merger. These are amount are in addition to those listed above.

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, combines the historical consolidated statement of operations of SCAC for the year ended December 31, 2012 and the consolidated statement of operations of HCA for the year ended December 31, 2012, giving effect to exchange of shares as if it had occurred on January 1, 2012.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot provide any assurances that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the exchange of shares taken place on the dates noted or the future financial position or operating results of the combined company.

SELWAY CAPITAL ACQUISITION CORPORATION
PRO FORMA CONDENSED COMBINED BALANCE SHEET
as of December 31, 2012

				Business	Business	Pro Forma		Pro Forma	Pro Forma		Pro Forma
	SCAC			Combination	Combination	(No		(No	(Maximum		(Maximum
	(As	HCCA		Adjustments	Combined	shares tendered)		shares tendered)	shares tendered)		conversion)
	Reported)					Adjustments		Combined	Adjustments		Combined
Assets

Cash	$5,036	$1,791,089	4	$5,722,309	$6,655,142	7	$8,483,733	$15,138,874	8	($8,483,647)	$6,655,228
			2	(126,222)
			6	(737,070)

Other current assets	6,739	2,998,747	2	(488,229)	2,517,257			2,517,257		-	2,517,257

Property and equipment	-	1,114,055			1,114,055			1,114,055		-	1,114,055

Restricted cash held in trust	20,600,086	-	2	(2,900,006)	8,651,726	7	(8,651,726)	-			-
			4	(9,048,354)

Other assets	3,554	124,874			128,428			128,428		-	128,428

Total Assets	$20,615,415	$6,028,765		$(7,577,572)	$19,066,608		$(167,993)	$18,898,614		$(8,483,647)	$10,414,968

Liabilities and
Stockholders' Equity

Accounts payable, accrued expenses and other current liabilities	812,405	5,122,054	4	(175,696)	5,334,153	7	(167,993)	5,166,160			5,166,160
			2	(199,160)
			6	(225,450)

Note payable	-	4,947,613	1	5,349,418	5,349,418			5,349,418			5,349,418
			2	(4,947,613)

Management incentive notes payable			3	1,671,693	1,671,693			1,671,693			1,671,693

Redeemable preferred stock	-	458,800	2	(458,800)	-			-			-

Total current liabilities	812,405	10,528,467		1,014,392	12,355,264	7	(167,993)	12,187,271	-	-	12,187,271

Long term debt and other non-current liabilities	-	463,515			463,515			463,515			463,515
Warrant liability	2,253,333	518,587	2	(364,537)	1,714,050			1,714,050			1,714,050
			5	(693,333)
Total long term liabilities	2,253,333	982,102		(1,057,870)	2,177,565		-	2,177,565		-	2,177,565

Total liabilities	$3,065,738	$11,510,569		$(43,478)	$14,532,829		$(167,993)	$14,364,836		$-	$14,364,836

Ordinary shares subject to possible redemption, 1,500,000 shares (at redemption value)	15,150,000	-	4	(8,872,658)	6,277,342	7	(6,277,342)	-			-

Total Temporary Equity	15,150,000	-		(8,872,658)	6,277,342		(6,277,342)	-		-	-

Stockholders' equity (deficiency):
Preferred Stock								-			-

Common stock	250	3,556,056	1	(3,555,510)	897			897	8	(84)	813
			2	91
			5	10

Additional paid in capital	5,098,941	-	1	(4,563,422)	8,631,146	7	6,277,342	14,908,488	8	(8,483,563)	6,424,925
			2	3,556,640
			3	(1,671,693)
			4	(3,150,349)
			4	8,872,658
			5	999,990
			6	(511,620)

Stock Redemption	-	(100,000	1	100,000	-			-

Accumulated deficit	(2,699,514)	(8,937,860	1	2,669,514	(10,375,606)			(10,375,606)			(10,375,606)
			2	(1,101,079)
			5	(306,667)

Stockholders' equity (deficiency)	2,399,677	(5,481,804		1,338,564	(1,743,563)		6,277,342	4,533,779		(8,483,647)	(3,949,868)

Total Liabilities & Stockholders' Equity	$20,615,415	$6,028,765		$(7,577,572)	$19,066,608		$(167,993)	$18,898,614		$(8,483,647)	$10,414,968

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

December 31, 2012

1	To recognize closing consideration to the shareholders of Healthcare Corporation of America (“HCCA”) and to combine the shareholders' deficiency of HCCA, the accounting acquirer, with the stockholders’ equity of Selway Capital Acquisition Corporation (“SCAC” or “Selway”) and give effect to the issuance of 5,460,000 shares of SCAC’s $.0001 par value common stock and $8.0 million of promissory sellers' notes, which have a present value of $5,349,418. 5,200,000 shares are closing consideration to HCCA shareholders and 260,000 shares are considersation for HCCA's M&A advisor. $7,500,000 of the notes are consideration for HCCA selling shareholders and $500,000 are notes to the HCCA M&A advisor.

Common stock	$3,555,510
Additional paid in capital	$4,563,422
Stock redemption		$100,000
Accumulated deficit		$2,669,514
Notes payable		$5,349,418

2	To reflect repayment of $5,925,000 bridge notes payable, recognition of unamortized bridge loan discount of $977,387 as interest expense and the conversion of redeemable preferred stock into 592,500 shares of SCAC par value $0.0001 common stock.

Bridge loan principal amount		$5,925,000

Shares of 5% Shareholders who are also bridge loan holders, and who are electing to convert their shares from Series A Redeemable Common to Series C Common. HCCA used the cash released from trust related to these shares pay down the bridge loan of these investors		281,554

Cash released from Trust from these investors (281,554 shares X $10.30/share)		$2,900,006
- Underwriters' discount in trust, paid to UW	$0.20	$56,311
- Payment of bridge principal		$2,900,000
Net Cash to HCCA from share conversion and payment of bridge loan		$(56,305)

- Interest paid in cash related to re-paid portion of bridge loan		$(69,918	)(a)
Net Cash paid by HCCA		$(126,222)

Principal paid via conversion of bridge loan into Series C Common		$3,025,000
Interest paid via conversion into Series C Common		$72,931	(a)
Total to be converted into Series C Common due to bridge loan (as of 12/31/2012)		$3,097,931

(a) Interest on the bridge loan was paid in cash for $2,900,000 of the bridge loan, which was repaid in cash, and interest was converted along with principal for the remaining bridge loan holders.

Notes payable	$4,947,613
Redeemable preferred stock	458,800
Warrant liability	364,537		(b)
Common stock		$91
Cash in trust		2,900,006
Deferred underwriting compensation	56,311
Cash		126,222
Retained earnings	1,101,079
Accrued interest payable	142,849
Additional paid in capital		3,556,640
Prepaid loan fees		488,229

(b) Reflects revaluation of 296,250 warrants of Selway held by bridge loan holders valued by HCCA at $518,587, and valued like Selway IPO warrants, at $0.52/warrant, or $154,050, as of the business combination.

3	To reflect the issuance of $2,500,000 Management Sellers' Notes, which are part of the consideration, and which have a present value of $1,671,693. Managers are also shareholders and part of the transaction has these managers receiving extra consideration for their stakes in HCCA.

Additional paid-in capital	$1,671,693
Management incentive notes payable	$1,671,693

4	To reflect sale of new 878,481 Series C Common shares to third parties upon holders of 878,481 Series A Redeemable Common shares agreeing to waive redemption rights and convert their shares into Series C Common shares, as follows:

Size of offering to investors		$6,149,367
Price per share		$7.00
Shares converting from Series A Redeemable Common (backed by cash in trust) to Series C Common		878,481

Cash in trust per Series A Redeemable Common Share		$10.30

Cash Released from Trust		$9,048,354
- Underwriters' discount in trust plus placement fees	$0.20	$175,696
- Placement fees	$0.06	$49,311
- Cash back to shareholder of Series A Redeemable Common	$3.53	$3,101,038

= Net Cash to HCCA		$5,722,309

Net Cash per Share to HCCA		$6.51

(c) Shareholders owning these shares shall agree not to redeem, causing the trust to release $10.30/share to HCCA, and HCCA shall pay these shareholders $3.53/share in cash, pay the underwriters $0.20/share, pay $0.06/share in placement fees, and keep $6.51/share

Cash	5,722,309
Cash in trust		9,048,354
Deferred underwriting compensation	175,696
Additional paid in capital	3,150,349
Shares subject to redemption	8,872,658
Additional paid in capital		8,872,658

5	To reflect conversion of 1,333,333 sponsor warrants into 100,000 Series C Common shares at a price of $10 per share and to reflect compensation expense of $306,667 on the difference in value between the warrants exchanged for shares

Additional paid in capital	10	0
Common stock		10
Warrant liability	693,333
Additional paid in capital		1,000,000
Retained earnings	306,667

6	To reflect payment of deferred legal fees paid at closing of business combination, payment of accounts payable at closing, and transaction-related costs due to legal, accounting and filing fees which reduced Additional paid in capital

Deferred legal fees	100,000
Cash		100,000
Accounts payable due at business combination	125,450
Cash		125,450
Additional paid in capital	511,620
Cash		511,620

7	To reflect the release of funds raised by Selway’s initial public offering and reclassification of shares subject to redemption

Cash	$8,483,733	0
Cash in trust		$8,651,726
Deferred underwriting compensation	167,993
Shares subject to redemption	6,277,342
Additional paid in capital		6,277,342

8	To record the payment of common stock subject to conversion assuming minimum stockholder conversion to Series C Common, post business combination, (839,965 shares at $10.30 per share) and return of accrued underwriters fees of $167,993

Cash	0	$8,483,647
Common stock	$84
Additional Paid-in capital	8,483,563

SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED  COMBINED INCOME STATEMENT

FOR  THE YEAR ENDED DECEMBER 31, 2012

	For the Year Ended			Business	Business		Pro Forma	Pro Forma	Pro Forma
	December 31, 2012			Combination	Combination	Pro Forma	Combined	Adjustments	Combined
	SCAC	HCCA		Adjustments	Combined	(No shares tendered)	(No shares tendered)	(Maximum Shares Tendered)	(Maximum Shares Tendered)
	(AS Reported)					Adjustments

Sales	$-	$28,663,284			$28,663,284		$28,663,284		$28,663,284
Cost of Sales	-	24,068,906			24,068,906		24,068,906		24,068,906
Gross Profit	-	4,594,378			4,594,378		4,594,378		4,594,378

General and administrative expense	348,091	7,299,603			7,647,694		7,647,694		7,647,694
Loss before other income (loss)	(348,091)	(2,705,225)			(3,053,316)		(3,053,316)		(3,053,316)

Change in fair value of warrants	(2,253,333)				(2,253,333)		(2,253,333)		(2,253,333)
Stock-based compensation			1	(11,025,000)	(11,025,000)		(11,025,000)		(11,025,000)
Interest Expense			2	(682,500)	(682,500)		(682,500)		(682,500)
Other income (loss)	17,474	(640,286)			(622,812)		(622,812)	-	(622,812)

Net loss	$(2,583,950)	$(3,345,511)		$(11,707,500)	$(17,636,961)	$-	$(17,636,961)	$-	$(17,636,961)

Net loss per common share to controlling interests

Basic net loss per ordinary share	$(1.03)	$(0.09)			$(1.97)		$(1.97)		$(2.17)

Weighted average ordinary shares outstanding	2,500,000	38,939,909	3		8,968,458		8,968,458		8,128,493

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the Year Ended December 31, 2012

1	To reflect stock-based compensation to HCCA management and HCCA's M&A advisor related to 1,575,000 shares of SCAC granted to them. These shares are vested and will be released over three years starting September 30, 2013. The shares are valued at price per share of $7, which is the price per share of the initial trade of our Series C Common stock.

Stock-based compensation	$11,025,000

2	To reflect imputed interest on Sellers' Notes, which collectively total $10.5 million with $7,500,000 being for the benefit of all shareholders, $2,500,000 being consideration for the benefit of the manager-owners, and $500,000 being consideration for the M&A advisor. The interest rate used is HCCA's estimated borrowing cost of 6.5%, and no principal payments are assumed during 2013. This pro forma expense shows the imputed interest as if the notes were in place for all of 2013.

Interest Expense	$682,500

3	Pro forma net loss per share was calculated by dividing pro forma net loss by the weighted average number of shares as follows:

	Series B	Series C	Pro Forma (At Business Combination)	Pro Forma (No shares tendered)	Pro Forma (Maximum shares tendered)
Redeemable stock backed by cash in trust	839,965		839,965	-	-
HCCA selling shareholders		5,200,000	5,200,000	5,200,000	5,200,000
Conversion of HCCA note holders and preferred stockholders		1,190,012	1,190,012	1,190,012	1,190,012
Public shareholders		878,481	878,481	1,718,446	878,481
Selway sponsor shares		600,000	600,000	600,000	600,000
Other shareholders		260,000	260,000	260,000	260,000
Total	839,965	8,128,493	8,968,458	8,968,458	8,128,493

Series B Redeemable Common shares shown above are the result of conversion of Selway's Series A Redeemable Common shares at the business combination. These are identical to Series A Redeemable Common shares and are redeemable in cash. The company is holding restricted cash in trust equal to $10.30 per share for the possible redemption of these Series B Redeemable Common shares. At the business combination, 1,160,035 Series A Redeemable Common shares were converted to non-redeemable Series C Common shares, and these include the Public Shareholders listed above as well as certain note holders in HCCA, who were also Series A holders.

In the scenario listed above, Pro Forma (No shares tendered), the Series B Redeemable Common convert to Series C Common and are included in the Public Shareholders total.

For the scenario list above, Pro Forma (Maximum shares tendered), the 839,965 Series B Redeemable Common shares are all redeemed by shareholders, all other shares described above remain the same.

The Scenarios above represent the basic shares at the business combination, and none of the scenarios include the following:

Employee restricted shares to be released from escrow over 3 years starting in September 2013	1,575,000
Warrants held by public and other investors, which have a strike price of $7.50	2,296,250
Warrants held by the Selway sponsor, which have a strike price of $10	1,000,000
Total restricted shares and warrants	4,871,250